                            AGREEMENT OF JOINT FILING


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated:            September 2, 1997

TITANIC VENTURES LIMITED PARTNERSHIP
By:      Oceanic Research and Exploration Ltd.



By:  /s/ George Tulloch
   ---------------------------------
         George Tulloch, President


        /s/ George Tulloch
   ---------------------------------
            George Tulloch


        /s/ Allan H. Carlin
   ---------------------------------
            Allan H. Carlin


        /s/ Arnie Geller
   ---------------------------------
            Arnie Geller


        /s/ G. Michael Harris
   ---------------------------------
            G. Michael Harris


        /s/ Kurt Hothorn
   ---------------------------------
            Kurt Hothorn

        /s/ Cheryl Hothorn
   ---------------------------------
            Cheryl Hothorn

Westgate Entertainment Corp.



By:  /s/ John A. Joslyn
   ---------------------------------
         John A. Joslyn, President

     /s/ Diane Carlin
   ---------------------------------
         Diane Carlin


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     /s/ Anne A. Hill
--------------------------------
         Anne A. Hill


     /s/ Shirley A. Hill
--------------------------------
         Shirley A. Hill


     /s/ James A. Hill
--------------------------------
         James A. Hill


     /s/ D. Michael Harris
--------------------------------
         D. Michael Harris


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